Assurant Inc. (AIZ)

Financial Supplement as of September 30, 2004

ASSURANT, INC. AND SUBSIDIARIES
EARNINGS RELEASE SUPPLEMENT
AS OF SEPTEMBER 30, 2004

INDEX TO SUPPLEMENT

Page:
REGULATION G – NON GAAP MEASURES	1
SUMMARY FINANCIAL HIGHLIGHTS (unaudited)	2
CONSOLIDATED CONDENSED BALANCE SHEETS (unaudited)	4
RECONCILIATION OF NET OPERATING INCOME TO NET INCOME (unaudited)	5
CONSOLIDATED CONDENSED STATEMENT OF OPERATIONS (unaudited)	6
CONDENSED SEGMENT STATEMENTS OF OPERATIONS (unaudited)	7
INVESTMENTS (unaudited)	12
INVESTMENT RESULTS BY ASSET CATEGORY & ANNUALIZED YIELDS (unaudited)	13

About Assurant:

Assurant is a premier provider of specialized insurance products and related services in North America and selected other markets. The four key business segments – Assurant Employee Benefits; Assurant Health; Assurant Preneed; and Assurant Solutions – have partnered with clients who are leaders in their industries and have built leadership positions in a number of specialty insurance markets in the U.S. and selected international markets. The Assurant business segments provide creditor-placed homeowners insurance; manufactured housing homeowners insurance; debt protection administration; credit insurance; warranties and extended services contracts; individual health and small employer group health insurance; group dental insurance; group disability insurance; group life insurance; and pre-funded funeral insurance.

The company, which is traded on the New York Stock Exchange under the symbol AIZ, has over $20 billion in assets and $7 billion in annual revenue. Assurant has more than 12,000 employees and is headquartered in New York’s financial district.

Safe Harbor Statement:

Some of the statements included in this statistical supplement, particularly those anticipating future financial performance, business prospects, growth and operating strategies and similar matters, are forward-looking statements that involve a number of risks and uncertainties. For those statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. For a discussion of the factors that could affect our actual results please refer to the risk factors identified from time to time in our SEC reports, posted on the Assurant website at www.assurant.com.

Regulation G – Non GAAP Measures

Assurant uses the following non-GAAP financial measures to analyze the company’s operating performance for the periods presented in the press release. Because Assurant’s calculation of these measures may differ from similar measures used by other companies, investors should be careful when comparing Assurant’s non-GAAP financial measures to those of other companies.

(1) Assurant uses net operating income as an important measure of the company’s operating performance. Net operating income equals net income, excluding net realized gains (losses) on investments and unusual and/or infrequent items. The company believes net operating income provides investors a valuable measure of the performance of the company’s ongoing business, because it excludes both the effect of realized gains (losses) on investments that tend to be highly variable from period to period, and those events that are unusual and/or unlikely to recur.

(2) Pro forma earnings per share has been included as a measure of operating performance. In February 2004, Assurant completed a significant capital restructuring in conjunction with its initial public offering of common stock. Pro forma earnings per share reflects earnings per share adjusted as if this capital restructuring had occurred on January 1, 2003. This restructuring included: a stock split and conversion of Class B and C shares resulting in total outstanding shares of 109,222,276; the issuance of 32,976,854 shares of Assurant common stock to Fortis Insurance N.V. in exchange for a capital contribution of $725.5 million, and the issuance of 68,976 restricted shares of Assurant common stock to certain officers and directors of the company pursuant to specific restricted stock grants (9,546 vested shares and 59,430 unvested shares). These transactions occurred subsequent to the December 31, 2003 balance sheet, but management believes that this adjusted measure provides a better indication of operating performance than the corresponding GAAP measure, earnings per share.

(3) Book value per share excluding accumulated other comprehensive income (AOCI) has been included as a measure of stockholder value. The company believes book value per share excluding AOCI provides investors a better measure of stockholder value than book value per share because it excludes the effect of unrealized gains (losses) on investments and foreign currency translation, which tend to be highly variable from period to period.

(4) Pro forma book value per share and Pro forma book value per share excluding AOCI have been included as measures of stockholder value. In February 2004, Assurant completed a significant capital restructuring in conjunction with its initial public offering of common stock. These Pro forma book value per share measures reflect book value per share adjusted as if this capital restructuring had occurred on January 1, 2003. This restructuring included: a stock split and conversion of Class B and C shares resulting in total outstanding shares of 109,222,276; the issuance of 32,976,854 shares of Assurant common stock to Fortis Insurance N.V. in exchange for a capital contribution of $725.5 million, and the issuance of 68,976 restricted shares of Assurant common stock to certain officers and directors of the company pursuant to specific restricted stock grants (9,546 vested shares and 59,430 unvested shares). These transactions occurred subsequent to the December 31, 2003 balance sheet, but management believes that these adjusted measures provide a better indication of stockholder value than the corresponding GAAP measures, book value per share and book value per share excluding AOCI.

Assurant, Inc. and Subsidiaries
Summary Financial Highlights
(Unaudited)

	For the Three-Months Ended		For the Nine Months Ended
	September 30,		September 30,
($ in thousands, except per share amounts)	2004	2003	2004	2003
Net operating income (1)	$73,219	$95,331	$258,513	$254,360
Net realized gains from investments	1,625	4,767	14,590	9,625
Loss on disposal of business	—	—	(6,337)	—
Expenses directly related to the initial public offering	—	(700)	(2,334)	(700)

Net income	$74,844	$99,398	$264,432	$263,285

Total revenues	$1,831,860	$1,775,577	$5,536,001	$5,229,918
PER SHARE AND SHARE DATA:
Basic earnings per share
Net operating income	$0.52	$0.87	$1.88	$2.33
Net income	$0.53	$0.91	$1.92	$2.41
Weighted average of common shares outstanding - basic	141,694,172	109,222,276	137,818,397	109,222,276
Diluted earnings per share
Net operating income	$0.52	$0.87	$1.87	$2.33
Net income	$0.53	$0.91	$1.92	$2.41
Weighted average of common shares outstanding - diluted	141,787,153	109,222,276	137,885,662	109,222,276
Pro forma earnings per share (2)
Net operating income	$0.52	$0.67	$1.82	$1.79
Net income (loss)	$0.53	$0.70	$1.86	$1.85
Pro forma common shares outstanding	141,694,172	142,208,676	142,031,988	142,208,676

Assurant, Inc. and Subsidiaries
Summary Financial Highlights (continued)
(Unaudited)

	As of	As of
	September 30,	December 31,
($ in thousands, except per share amounts)	2004	2003	2002
Total assets	$23,638,294	$23,728,319	$22,279,055
Total stockholders’ equity	$3,555,051	$2,632,103	$2,555,059
Capital contribution from Fortis	—	725,500	725,500
Pro forma stockholders’ equity (3)	$3,555,051	$3,357,603	$3,280,559
Total stockholders’ equity (excluding AOCI) (4)	$3,248,386	$2,313,576	$2,310,074
Capital contribution from Fortis	—	725,500	725,500
Pro forma stockholders’ equity (excluding AOCI) (3)	$3,248,386	$3,039,076	$3,035,574
Basic book value per share	$25.25	$24.10	$23.39
Basic book value per share (excluding AOCI) (4)	$23.07	$21.18	$21.15
Shares outstanding for basic book value per share calculation	140,821,350	109,222,276	109,222,276
Diluted book value per share	$25.23	$24.10	$23.39
Diluted book value per share (excluding AOCI) (4)	$23.05	$21.18	$21.15
Shares outstanding for diluted book value per share calculation	140,914,727	109,222,276	109,222,276
Pro forma book value per share (3)	$25.25	$23.61	$23.07
Pro forma book value per share (excluding AOCI) (3)	$23.07	$21.37	$21.35
Pro forma shares outstanding	140,821,350	142,208,676	142,208,676

Assurant, Inc. and Subsidiaries
Consolidated Condensed Balance Sheets
(Unaudited)

	As of	As of
	September 30,	December 31,
($ in thousands)	2004	2003	2002
Assets
Investments and cash and cash equivalents	$12,126,576	$11,881,802	$10,694,772
Reinsurance recoverables	4,263,042	4,445,265	4,649,909
Deferred acquisition costs and value of business acquired	1,737,966	1,597,098	1,528,839
Goodwill	831,346	828,523	834,138
Assets held in separate accounts	3,540,759	3,805,058	3,411,616
Other assets	1,138,605	1,170,573	1,159,781

Total assets	23,638,294	23,728,319	22,279,055

Liabilities
Future policy benefits and expenses	6,328,838	6,235,140	5,806,847
Unearned premiums	3,221,977	3,133,847	3,207,636
Claims and benefits payable	3,641,270	3,512,809	3,374,140
Deferred gain on disposal of businesses	344,054	387,353	462,470
Debt	971,593	1,750,000	—
Mandatorily redeemable preferred securities of subsidiary trusts	—	196,224	1,446,074
Mandatorily redeemable preferred stock	24,160	24,160	24,660
Liabilities related to separate accounts	3,540,759	3,805,058	3,411,616
Accounts payable and other liabilities	2,010,592	2,051,625	1,990,553

Total liabilities	20,083,243	21,096,216	19,723,996
Stockholders’ equity
Equity, excluding accumulated other comprehensive income	3,248,386	2,313,576	2,310,074
Accumulated other comprehensive income	306,665	318,527	244,985

Total stockholders’ equity	3,555,051	2,632,103	2,555,059

Total laibilities and stockholders’ equity	$23,638,294	$23,728,319	$22,279,055

Assurant, Inc. and Subsidiaries
Reconciliation of Net Operating Income to Net Income
(Unaudited)

	For the Three Months Ended							For the Nine Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,	September 30,	September 30,
($ in thousands, net of tax)	2004	2004	2004	2003	2003	2003	2003	2004	2003
Assurant Solutions	$2,974	$38,568	$40,053	$33,085	$31,424	$34,067	$34,613	$81,595	$100,104
Assurant Health	47,900	39,935	36,708	28,421	30,626	30,424	31,542	124,543	92,592
Assurant Employee Benefits	14,967	14,026	13,250	12,938	22,091	18,400	8,138	42,243	48,629
Assurant Preneed	8,942	10,139	6,456	8,159	8,857	9,874	9,132	25,537	27,863
Corporate and Other	(1,195)	(3,818)	(10,412)	(1,150)	9,981	(1,414)	(242)	(15,425)	8,325
Amortization of deferred gain on disposal of businesses	9,450	9,270	9,423	10,427	11,389	10,013	12,550	28,143	33,952
Interest expense and distributions on preferred securities of subsidiary trusts	(9,819)	(10,292)	(8,012)	(17,081)	(19,037)	(18,808)	(19,260)	(28,123)	(57,105)

Net operating income	73,219	97,828	87,466	74,799	95,331	82,556	76,473	258,513	254,360
Adjustments:
Net realized gains (losses) on investments	1,625	3,719	9,246	(8,411)	4,767	8,094	(3,236)	14,590	9,625
Loss on disposal of business	—	(6,337)	—	—	—	—	—	(6,337)	—
Expenses directly related to the initial public offering	—	—	(2,334)	(10,237)	(700)	—	—	(2,334)	(700)
Interest premium on redemption of preferred securities of subsidiary trusts	—	—	—	(133,784)	—	—	—	—	—

Net income (loss)	$74,844	$95,210	$94,378	$(77,633)	$99,398	$90,650	$73,237	$264,432	$263,285

Assurant, Inc. and Subsidiaries
Consolidated Condensed Statement of Operations
(Unaudited)

	For the Three Months Ended							For the Nine Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,	September 30,	September 30,
($ in thousands)	2004	2004	2004	2003	2003	2003	2003	2004	2003
Revenues:
Net earned premiums and other considerations	$1,603,548	$1,615,473	$1,625,238	$1,623,269	$1,546,474	$1,484,066	$1,502,963	$4,844,259	$4,533,503
Net investment income	160,034	157,628	153,824	150,705	150,723	154,364	151,521	471,486	456,608
Net realized gains (losses) on investments	2,501	5,722	14,224	(12,940)	7,334	12,452	(4,978)	22,447	14,808
Amortization of deferred gain on disposal of businesses	14,539	14,262	14,497	16,042	17,522	15,405	19,308	43,298	52,235
Fees and other income	51,238	53,496	49,777	59,219	53,524	56,314	62,926	154,511	172,764

	1,831,860	1,846,581	1,857,560	1,836,295	1,775,577	1,722,601	1,731,740	5,536,001	5,229,918

Benefits, losses and expenses:
Policyholder benefits	976,934	943,049	968,965	998,394	879,321	888,241	888,763	2,888,948	2,656,325
Selling, underwriting, general and administrative expenses	730,565	734,422	733,508	740,192	721,192	667,819	702,979	2,198,495	2,091,990
Interest expense and distributions on preferred securities of subsidiary trusts	15,107	15,834	12,326	26,279	29,288	28,935	29,631	43,267	87,854
Interest premium on redemption of preferred securities of subsidiary trusts	—	—	—	205,822	—	—	—	—	—
Loss on disposal of business	—	9,232	—	—	—	—	—	9,232	—

	1,722,606	1,702,537	1,714,799	1,970,687	1,629,801	1,584,995	1,621,373	5,139,942	4,836,169

Income (loss) before income taxes	109,254	144,044	142,761	(134,392)	145,776	137,606	110,367	396,059	393,749
Income tax expense (benefit)	34,410	48,834	48,383	(56,759)	46,378	46,956	37,130	131,627	130,464

Net income (loss)	$74,844	$95,210	$94,378	$(77,633)	$99,398	$90,650	$73,237	$264,432	$263,285

Assurant Solutions
Condensed Statement of Operations
(Unaudited)

	For the Three Months Ended							For the Nine Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,	September 30,	September 30,
($ in thousands)	2004	2004	2004	2003	2003	2003	2003	2004	2003
Revenues:
Net earned premiums and other considerations	$602,720	$610,630	$623,065	$624,999	$612,882	$552,403	$571,531	$1,836,415	$1,736,816
Net investment income	48,201	44,868	44,759	44,658	46,315	45,387	50,490	137,828	142,192
Fees and other income	36,818	34,004	26,859	30,091	31,218	30,774	37,399	97,681	99,391

	687,739	689,502	694,683	699,748	690,415	628,564	659,420	2,071,924	1,978,399

Benefits, losses and expenses:
Policyholder benefits	272,088	220,215	231,576	267,081	221,755	213,280	197,113	723,879	632,148
Selling, underwriting, general and administrative expenses	412,153	412,573	404,202	390,087	424,307	364,783	411,023	1,228,928	1,200,113

	684,241	632,788	635,778	657,168	646,062	578,063	608,136	1,952,807	1,832,261

Income before income taxes	3,498	56,714	58,905	42,580	44,353	50,501	51,284	119,117	146,138
Income tax expense	524	18,146	18,852	9,495	12,929	16,434	16,671	37,522	46,034

Net operating income	$2,974	$38,568	$40,053	$33,085	$31,424	$34,067	$34,613	$81,595	$100,104

Net earned premiums and other considerations by major product groupings:
(amounts in millions)
Special Property Solutions	$202	$193	$183	$206	$183	$172	$172	$578	$527
Consumer Protection Solutions	401	418	440	419	430	380	400	1,259	1,210

Total	$603	$611	$623	$625	$613	$552	$572	$1,837	$1,737

Assurant Health
Condensed Statement of Operations
(Unaudited)

	For the Three Months Ended							For the Nine Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,	September 30,	September 30,
($ in thousands)	2004	2004	2004	2003	2003	2003	2003	2004	2003
Revenues:
Net earned premiums and other considerations	$563,165	$559,361	$550,947	$533,711	$506,702	$491,690	$477,145	$1,673,473	$1,475,537
Net investment income	16,874	16,716	16,947	12,970	11,460	12,406	12,594	50,537	36,460
Fees and other income	8,436	11,035	9,355	8,524	8,590	7,904	7,237	28,826	23,731

	588,475	587,112	577,249	555,205	526,752	512,000	496,976	1,752,836	1,535,728

Benefits, losses and expenses:
Policyholder benefits	350,188	358,729	356,115	351,843	334,681	317,609	312,913	1,065,032	965,203
Selling, underwriting, general and administrative expenses	165,108	167,753	165,401	160,703	145,677	146,848	136,055	498,262	428,580

	515,296	526,482	521,516	512,546	480,358	464,457	448,968	1,563,294	1,393,783

Income before income taxes	73,179	60,630	55,733	42,659	46,394	47,543	48,008	189,542	141,945
Income tax expense	25,279	20,695	19,025	14,238	15,768	17,119	16,466	64,999	49,353

Net operating income	$47,900	$39,935	$36,708	$28,421	$30,626	$30,424	$31,542	$124,543	$92,592

Loss ratio (a)	62.2%	64.1%	64.6%	65.9%	66.1%	64.6%	65.6%	63.6%	65.4%
Expense ratio (b)	28.9%	29.4%	29.5%	29.6%	28.3%	29.4%	28.1%	29.3%	28.6%
Combined ratio (c)	90.1%	92.3%	93.1%	94.5%	93.2%	93.0%	92.7%	91.8%	93.0%
Membership by product line:
Individual	807	810	786	761	755	715	685	807	755
Small employer group	348	367	375	376	365	360	355	348	365

Total	1,155	1,177	1,161	1,137	1,120	1,075	1,040	1,155	1,120

Net earned premiums and other considerations:
(amounts in millions)
Individual	$311	$301	$292	$281	$262	$252	$242	$904	$756
Small employer group	252	258	259	253	245	240	235	769	720

Total	$563	$559	$551	$534	$507	$492	$477	$1,673	$1,476

(a)	The loss ratio is equal to policyholder benefits divided by net earned premiums and other considerations.

(b)	The expense ratio is equal to selling, underwriting and general expenses divided by net earned premiums and other considerations and fees and other income.

(c)	The combined ratio is equal to total benefits, losses and expenses divided by net earned premiums and other considerations and fees and other income.

Assurant Employee Benefits
Condensed Statement of Operations
(Unaudited)

	For the Three Months Ended							For the Nine Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,	September 30,	September 30,
($ in thousands)	2004	2004	2004	2003	2003	2003	2003	2004	2003
Revenues:
Net earned premiums and other considerations	$305,827	$309,159	$318,044	$336,134	$297,258	$302,759	$320,279	$933,030	$920,296
Net investment income	37,496	37,437	35,722	35,527	34,512	35,397	34,520	110,655	104,429
Fees and other income	5,411	6,734	10,384	16,898	3,832	16,290	16,773	22,529	36,895

	348,734	353,330	364,150	388,559	335,602	354,446	371,572	1,066,214	1,061,620

Benefits, losses and expenses:
Policyholder benefits	224,083	228,842	244,326	253,265	196,910	223,261	247,512	697,251	667,683
Selling, underwriting, general and administrative expenses	101,618	102,737	99,345	114,069	104,707	102,877	111,539	303,700	319,123

	325,701	331,579	343,671	367,334	301,617	326,138	359,051	1,000,951	986,806

Income before income taxes	23,033	21,751	20,479	21,225	33,985	28,308	12,521	65,263	74,814
Income tax expense	8,066	7,725	7,229	8,287	11,894	9,908	4,383	23,020	26,185

Net operating income	$14,967	$14,026	$13,250	$12,938	$22,091	$18,400	$8,138	$42,243	$48,629

Loss ratio (a)	73.3%	74.0%	76.8%	75.3%	66.2%	73.7%	77.3%	74.7%	72.6%
Expense ratio (b)	32.6%	32.5%	30.2%	32.3%	34.8%	32.2%	33.1%	31.8%	33.3%
Net earned premiums and other considerations by major product groupings:
(amounts in millions)
Group dental	$128	$130	$131	$135	$133	$134	$137	$389	$404
Group disability	116	115	124	140	102	101	118	355	321
Group life	62	64	63	61	62	68	65	189	195

Total	$306	$309	$318	$336	$297	$303	$320	$933	$920

(a)	The loss ratio is equal to policyholder benefits divided by net earned premiums and other considerations.

(b)	The expense ratio is equal to selling, underwriting and general expenses divided by net earned premiums and other considerations and fees and other income.

Assurant Preneed
Condensed Statement of Operations
(Unaudited)

	For the Three Months Ended							For the Nine Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,	September 30,	September 30,
($ in thousands)	2004	2004	2004	2003	2003	2003	2003	2004	2003
Revenues:
Net earned premiums and other considerations	$131,836	$136,323	$133,182	$128,425	$129,632	$137,214	$134,008	$401,341	$400,854
Net investment income	50,982	52,469	50,177	48,363	46,371	48,380	45,110	153,628	139,861
Fees and other income	(20)	1,494	2,041	1,660	1,167	1,243	1,245	3,515	3,655

	182,798	190,286	185,400	178,448	177,170	186,837	180,363	558,484	544,370

Benefits, losses and expenses:
Policyholder benefits	130,575	135,263	136,948	126,205	125,975	134,091	131,225	402,786	391,291
Selling, underwriting, general and administrative expenses	38,854	39,390	38,513	39,495	37,765	37,657	35,069	116,757	110,491

	169,429	174,653	175,461	165,700	163,740	171,748	166,294	519,543	501,782

Income before income taxes	13,369	15,633	9,939	12,748	13,430	15,089	14,069	38,941	42,588
Income tax expense	4,427	5,494	3,483	4,589	4,573	5,215	4,937	13,404	14,725

Net operating income	$8,942	$10,139	$6,456	$8,159	$8,857	$9,874	$9,132	$25,537	$27,863

Net earned premiums and other considerations by channel:
(amounts in millions)
AMLIC	$69	$70	$72	$67	$69	$75	$72	$211	$216
Independent	63	66	61	61	61	62	62	190	185

Total	$132	$136	$133	$128	$130	$137	$134	$401	$401

Assurant Corporate and Other
Condensed Statement of Operations
(Unaudited)

	For the Three Months Ended							For the Nine Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,	September 30,	September 30,
($ in thousands)	2004	2004	2004	2003	2003	2003	2003	2004	2003
Revenues:
Net earned premiums and other considerations	$—	$—	$—	$—	$—	$—	$—	$—	$—
Net investment income	6,481	6,138	6,219	9,187	12,065	12,794	8,807	18,838	33,666
Net realized gains (losses) on investments	2,501	5,722	14,224	(12,940)	7,334	12,452	(4,978)	22,447	14,808
Amortization of deferred gain on disposal of businesses	14,539	14,262	14,497	16,042	17,522	15,405	19,308	43,298	52,235
Fees and other income	593	229	1,138	2,046	8,717	103	272	1,960	9,092

	24,114	26,351	36,078	14,335	45,638	40,754	23,409	86,543	109,801

Benefits, losses and expenses:
Policyholder benefits	—	—	—	—	—	—	—	—	—
Selling, underwriting, general and administrative expenses	12,832	11,969	26,047	35,838	8,736	15,654	9,293	50,848	33,683
Interest expense and distributions on preferred securities of subsidiary trusts	15,107	15,834	12,326	26,279	29,288	28,935	29,631	43,267	87,854
Interest premium on redemption of preferred securities of subsidiary trusts	—	—	—	205,822	—	—	—	—	—
Loss on disposal of business	—	9,232	—	—	—	—	—	9,232	—

	27,939	37,035	38,373	267,939	38,024	44,589	38,924	103,347	121,537

Income (loss) before income taxes	(3,825)	(10,684)	(2,295)	(253,604)	7,614	(3,835)	(15,515)	(16,804)	(11,736)
Income tax expense (benefit)	(3,886)	(3,226)	(206)	(93,368)	1,214	(1,720)	(5,327)	(7,318)	(5,833)

Net operating income (loss)	$61	$(7,458)	$(2,089)	$(160,236)	$6,400	$(2,115)	$(10,188)	$(9,486)	$(5,903)

Assurant, Inc. and Subsidiaries
Investments
(Unaudited)

	As of		As of
	September 30,		December 31,
($ in thousands)	2004		2003
Investments by Type
Fixed maturities: available-for-sale, at fair value	$9,045,812		$8,728,838
Equity Securities: available-for-sale
Preferred stocks	545,574		452,373
Common stocks	2,629		4,067
Commercial mortgage loans on real estate, at amortized cost	1,039,914		932,791
Policy loans	66,025		68,185
Cash and short-term investments	918,224		1,234,075
Other investments	508,398		461,473

Total	$12,126,576		$11,881,802

Fixed Maturity Securities by Credit Quality (Fair Value)
Aaa / Aa / A	$6,136,231	68%	$6,074,426	70%
Baa	2,365,625	26%	2,110,009	24%
Ba	411,596	5%	360,991	4%
B	92,934	1%	135,415	2%
Caa and lower	33,897	0%	39,884	0%
In or near default	5,529	0%	8,113	0%

Total	$9,045,812	100%	$8,728,838	100%

Fixed Maturity Securities by Issuer Type (Fair Value)
U.S government and government agencies and authorities	$1,314,927	14%	$1,681,746	19%
State, municipalities and political subdivisions	193,551	2%	203,679	2%
Foreign government	350,755	4%	317,748	4%
Public utilities	1,069,194	12%	984,141	11%
All other corporate bonds	6,117,385	68%	5,541,524	64%

Total	$9,045,812	100%	$8,728,838	100%

Assurant, Inc.
Investment Results by Asset Category and Annualized Yields
(Unaudited)

	For the Three Months Ended September 30, 2004			For the Three Months Ended September 30, 2003
		Investment	Investment		Investment	Investment
($ in thousands)	Yield	Income	Gain (Loss)	Yield	Income	Gain (Loss)
Fixed maturities: available-for-sale, at fair value	5.83%	$123,582	$2,974	5.96%	$121,840	$7,691
Equity Securities: available-for-sale	6.79%	9,128	(343)	6.82%	7,173	331
Commercial mortgage loans on real estate, at amortized cost	7.82%	19,895	(450)	8.05%	17,900	563
Policy loans	4.63%	778	—	6.18%	1,075	—
Cash and short-term investments	1.17%	2,695	17	1.09%	2,199	12
Other investments	7.20%	9,007	303	16.37%	6,630	(1,263)

Total		165,085	$2,501		156,817	$7,334
Investment expenses		(5,051)			(6,094)

Net investment income		$160,034			$150,723

Gross investment gain			$7,447			$13,631
Gross investment loss			(4,946)			(6,152)
Write-downs on available-for-sale securities			—			(145)

Net investment gain (loss)			$2,501			$7,334

[Additional columns below]

[Continued from above table, first column(s) repeated]

	For the Nine Months Ended September 30, 2004			For the Nine Months Ended September 30, 2003
		Investment	Investment		Investment	Investment
($ in thousands)	Yield	Income	Gain (Loss)	Yield	Income	Gain (Loss)
Fixed maturities: available-for-sale, at fair value	5.80%	$365,508	$19,502	6.11%	$364,866	$16,384
Equity Securities: available-for-sale	7.26%	26,582	295	7.44%	19,078	521
Commercial mortgage loans on real estate, at amortized cost	7.57%	59,050	(450)	8.11%	53,259	68
Policy loans	6.03%	2,988	—	5.64%	2,933	—
Cash and short-term investments	0.92%	6,361	17	1.04%	8,069	22
Other investments	7.64%	29,122	3,083	21.70%	25,189	(2,187)

Total		489,611	$22,447		473,394	$14,808
Investment expenses		(18,125)			(16,786)

Net investment income		$471,486			$456,608

Gross investment gain			$40,154			$47,680
Gross investment loss			(16,890)			(16,234)
Write-downs on available-for-sale securities			(817)			(16,638)

Net investment gain (loss)			$22,447			$14,808